<FILENAME> a2102649zn-30d.txt

[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER HIGH YIELD VCT PORTFOLIO--CLASS II SHARES

ANNUAL REPORT

DECEMBER 31, 2002

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer High Yield VCT Portfolio

   Portfolio and Performance Update                       2

   Portfolio Management Discussion                        3

   Schedule of Investments                                4

   Financial Statements                                   9

   Notes to Financial Statements                         13

   Report of Independent Auditors                        17

   Trustees, Officers and Service Providers              18

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

Convertible Corporate Bonds     51.4%
Corporate Bonds                 37.0%
Temporary Cash Investment        6.3%
Convertible Preferred Stock      5.3%

[CHART]

MATURITY DISTRIBUTION
(Effective life as a percentage of total investment portfolio)

1 - 3 years       16%
3 - 4 years       39%
4 - 6 years       33%
6 - 8 years        5%
8+ years           7%

FIVE LARGEST HOLDINGS
(As a percentage of total investment in securities)

1. IVAX Corp., 4.5%, 5/15/08                                             3.99%
2. Affymetrix Inc., 4.75%, 2/15/07                                       3.31
3. Crescent Real Estate, 9.25%, 4/15/09                                  3.28
4. Meristar Hospitality, 9.125%, 1/15/11                                 3.16
5. Freeport-McMoRan Copper & Gold, Inc., 8.25%, 1/31/06 (144A)           3.09

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                    12/31/02        12/31/01
Net Asset Value per Share           $   9.28        $  10.33

DISTRIBUTIONS PER SHARE               INCOME         SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAIN      CAPITAL GAIN
                                      $   0.802      $      -           $      -

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                       PIONEER HIGH YIELD VCT        ML HIGH YIELD     ML INDEX OF CONVERTIBLE BONDS
                                   PORTFOLIO*     MASTER II INDEX+            (SPECULATIVE QUALITY)+
5/31/2001                  $ 10,000                    $ 10,000                    $ 10,000
12/31/2001                 $ 10,360                    $  9,839                    $  9,615
12/31/2002                 $ 10,109                    $  9,653                    $  9,449

+ Index comparisons begin 4/30/01. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*
Life of Class
(5/1/01)                         1.80%
1 Year                          -2.42%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate accounts report contains Portfolio performance net of any contract fees, expenses or sale charges.

Past performance does not guarantee future results. Returns and principal value fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or redemption of shares.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

During a very difficult year for the high-yield market, Portfolio manager Margaret Patel provided performance roughly in line with the market. Below, Ms. Patel outlines the strategy she followed during the Portfolio's fiscal year.

Q:   HOW DID THE PORTFOLIO PERFORM?

A: During the 12 months ended December 31, 2002, the Portfolio had a total return based on net asset value of -2.42% for the Portfolio's Class II shares. To compare, the Merrill Lynch High Yield Master II Index returned -1.89%.

Q: WHAT WAS THE ENVIRONMENT LIKE FOR THE HIGH-YIELD MARKET DURING THE PAST SIX MONTHS?

A: The yield spread between Treasury securities and high-yield bonds widened substantially. In other words, the yield advantage offered by high-yield bonds over Treasuries increased notably, signaling the dramatic underperformance of junk bonds. During the period, absolute and relative yields on junk bonds reached levels comparable to those found in early 1991, the last time high-yield bonds found themselves under similarly severe distress. Widening yield spreads reflected a background of a protracted sluggish economy as well as a declining equity market.

Q:   WHAT FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

A: The Portfolio was helped during the first 10 months of the year due to our general avoidance of those sectors that posted the worst performance, including telecommunications, airlines, and selected media issuers. However, the Portfolio did not benefit from the low-quality rally in November and December because of its focus on more moderate quality bonds with more stable outlooks.

Q:   WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A: We continued to avoid sectors that we believed would suffer more during periods of economic sluggishness, as well as those that we felt would not participate fully in the economic rebound that began during the past several months and that we expect to strengthen in 2003. We looked to concentrate investments in companies with leading positions in their industries, favoring businesses in cyclical - economically sensitive industries - such as basic materials, including chemicals, containers, nonferrous metals, and paper and forest products. In addition, we selected capital goods, building products, electrical service and equipment suppliers, homebuilders and retailers, as well as consumer cyclical companies such as firms that distribute equipment to automobile manufacturers. We also continued to increase the Portfolio's holdings in health care, looking to add to its stake in acute care hospitals, biotechnology, and generic pharmaceutical providers, which should benefit from long-term demographic trends. Real estate captured some of our attention, due to our contention that the sector should benefit from additional declines in interest rates. Technology remained a cornerstone of the Portfolio. We favored selected semiconductor and semiconductor capital equipment manufacturers.

Q:   WHAT WAS YOUR APPROACH WITH CONVERTIBLE SECURITIES?

A: They remained an important part of the Portfolio. We look to invest in convertible securities selling at discounted prices and offering high yields, to invest in those industries where generic high-yield bonds might not be available, particularly smaller companies in rapidly growing industries. For instance, the Portfolio's technology and health care allocations are well populated with convertible securities. These investments offer the possibility of price appreciation if the underlying value of the company's stock rises. Investors in convertible bonds can garner the same yield as bonds in the high-yield market. In addition, if the underlying stock price rises, the value of the convertible bond does as well.

Q: WHICH INVESTMENTS PROVED TO BE SOME OF THE TOP PERFORMERS DURING THE FISCAL YEAR? WHICH DISAPPOINTED?

     Within a difficult investment environment, basic materials and energy securities tended to maintain their value, the former because they held less debt and benefited from the anticipation of a continuing economic rebound, and the latter because of stronger energy prices. Among the investments in these areas that held up well were copper producer Freeport McMoRan and holdings in the energy field, including Nuevo Energy and Parker Drilling. The Portfolio's real estate, home building and construction-related investments also proved generally resilient due to the positive influence of low interest rates.

     Among the investments that proved disappointing was Peregrine Software, which we sold when the company's earnings were restated at dramatically lower levels reflecting improper accounting methods. And although other technology holdings were volatile, many securities, including Conexant Systems, fell in price reflecting a weak environment for the semiconductor sector. Lucent Technology also struggled, as it was adversely impacted by declining telecommunications capital spending and concerns about declining revenues.

Q:   WHAT IS YOUR OUTLOOK?

A: We believe the economic rebound has already begun and is clearly on course to improve, with expansion likely into 2003. Economic growth should be assisted by an accommodative Federal Reserve Board monetary policy and the prospect of further fiscal stimulus by the federal government in the aftermath of November's elections. We expect the economy's acceleration and improvement to be reflected in improving prices for high-yield bonds and declining default rates. As a result, we anticipate a generally positive backdrop for the markets in which the Portfolio invests.

The Portfolio invests in high yield bonds, which may be subject to greater price fluctuations than investment-grade bonds.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

                S&P/MOODY'S
                RATINGS
     SHARES     (UNAUDITED)                                                                       VALUE
                                    CONVERTIBLE PREFERRED STOCKS - 5.3%
                                    MATERIALS - 0.7%
                                    PAPER PRODUCTS - 0.7%
      6,500     BB+/Baa3            International Paper Capital Trust, 5.25%, 7/20/25      $    301,438
                                                                                           ------------
                                    TOTAL MATERIALS                                        $    301,438
                                                                                           ------------
                                    AUTOMOBILES AND COMPONENTS - 2.5%
                                    AUTOMOBILE MANUFACTURERS - 2.5%
     25,000     B+/Ba2              Cummins Capital Trust I, 7.0%, 6/15/31                 $  1,115,625
                                                                                           ------------
                                    TOTAL AUTOMOBILES AND COMPONENTS                       $  1,115,625
                                                                                           ------------
                                    ENERGY - 1.0%
                                    OIL & GAS EXPLORATION & PRODUCTION - 1.0%
     15,000     B-/B2               Nuevo Energy, 5.75%, 12/15/26                          $    419,250
                                                                                           ------------
                                    TOTAL ENERGY                                           $    419,250
                                                                                           ------------
                                    TELECOMMUNICATION SERVICES - 0.8%
                                    TELECOMMUNICATIONS EQUIPMENT - 0.8%
        700     CCC-/Ca             Lucent Technologies Inc., 8.0%, 8/1/31 (144A)          $    344,750
                                                                                           ------------
                                    TOTAL TELECOMMUNICATION SERVICES                       $    344,750
                                                                                           ------------
                                    UTILITIES - 0.3%
                                    GAS UTILITIES - 0.3%
     31,000     BBB-/Baa1           Semco Capital Trust II, 11.0%, 8/16/03                 $    162,750
                                                                                           ------------
                                    TOTAL UTILITIES                                        $    162,750
                                                                                           ------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,064,949)   $  2,343,813
                                                                                           ------------

  PRINCIPAL
     AMOUNT
                                    CONVERTIBLE CORPORATE BONDS - 51.4%
                                    ENERGY - 1.5%
                                    OIL & GAS DRILLING - 1.5%
 $  700,000     B+/B3               Parker Drilling Co., 5.5%, 8/1/04                      $    646,625
                                                                                           ------------
                                    TOTAL ENERGY                                           $    646,625
                                                                                           ------------
                                    MATERIALS - 2.9%
                                    DIVERSIFIED METALS & MINING - 2.9%
    900,000     B-/NR               Freeport-McMoran Copper & Gold Inc., 8.25%, 1/31/06    $  1,276,875
                                                                                           ------------
                                    TOTAL MATERIALS                                        $  1,276,875
                                                                                           ------------
                                    CAPITAL GOODS - 3.2%
                                    ELECTRICAL COMPONENTS & EQUIMENT - 1.9%
    500,000     B-/B2               Benchmark Electrical Inc., 6.0%, 8/15/06               $    495,625
    500,000     B-/Ba3              SCI Systems Inc., 3.0%, 3/15/07                             354,375
                                                                                           ------------
                                                                                           $    850,000
                                                                                           ------------
                                    INDUSTRIAL MACHINERY - 1.3%
    500,000     B/NR                Lennox International Inc., 6.25%, 6/1/09               $    521,875
                                                                                           ------------
                                    TOTAL CAPITAL GOODS                                    $  1,371,875
                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                S&P/MOODY'S
  PRINCIPAL     RATINGS
     AMOUNT     (UNAUDITED)                                                                       VALUE
                                    COMMERCIAL SERVICES AND SUPPLIES - 2.1%
                                    DATA PROCESSING SERVICES - 2.1%
$ 1,000,000     NR/NR               Checkfree Holdings Corp., 6.5%, 12/1/06                $    921,250
                                                                                           ------------
                                    TOTAL COMMERCIAL SERVICES AND SUPPLIES                 $    921,250
                                                                                           ------------
                                    MEDIA - 2.1%
                                    ADVERTISING - 2.1%
  1,000,000     B-/B2               Getty Images Inc., 5.0%, 3/15/07                       $    923,750
                                                                                           ------------
                                    TOTAL MEDIA                                            $    923,750
                                                                                           ------------
                                    HEALTH CARE EQUIPMENT AND SUPPLIES - 0.8%
                                    HEALTH CARE FACILITIES - 0.8%
    400,000     B-/B3               Providence Healthcare, 4.25%, 10/10/08                 $    313,000
                                                                                           ------------
                                    TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                 $    313,000
                                                                                           ------------
                                    PHARMACEUTICALS AND BIOTECHNOLOGY - 19.8%
                                    BIOTECHNOLOGY - 8.8%
    500,000     CCC+/NR             Affymetrix Inc., 5.0%, 10/1/06                         $    465,625
  1,600,000     CCC+/NR             Affymetrix Inc., 4.75%, 2/15/07                           1,366,000
    600,000     NR/NR               Enzon Inc., 4.5%, 7/1/08                                    444,000
    700,000     NR/NR               CV Therapeutics Inc., 4.75%, 3/7/07                         480,375
    400,000     B-/NR               FEI Company, 5.5%, 8/1/08                                   325,000
    700,000     CCC/NR              Human Genome, 3.75%, 3/15/07                                455,000
    400,000     NR/NR               Invitrogen Corp., 2.25%, 12/15/06                           337,500
                                                                                           ------------
                                                                                           $  3,873,500
                                                                                           ------------
                                    PHARMACEUTICALS - 11.0%
    100,000     B/Caa1              Alpharma Inc., 5.75%, 4/1/05                           $     85,250
  1,100,000     B/Caa1              Alpharma Inc., 3.0%, 6/1/06                                 924,000
    300,000     NR/NR               Cubist Pharmaceuticals Inc., 5.5%, 11/1/08                  150,000
    950,000     NR/NR               ImClone Systems Inc., 5.5%, 3/1/05                          660,250
  2,000,000     NR/NR               IVAX Corp., 4.5%, 5/15/08                                 1,645,000
    300,000     NR/NR               Ligand Pharmaceutical, 6.0%, 11/16/07 (144A)                342,390
  1,400,000     NR/NR               Vertex Pharmaceuticals Inc., 5.0%, 9/19/07                1,048,250
                                                                                           ------------
                                                                                           $  4,855,140
                                                                                           ------------
                                    TOTAL PHARMACEUTICALS AND BIOTECHNOLOGY                $  8,728,640
                                                                                           ------------
                                    BANKS - 0.2%
    200,000     B/Ba2               Navistar Financial Corp., 4.75%, 4/1/09                $    152,250
                                                                                           ------------
                                    TOTAL BANKS                                            $    152,250
                                                                                           ------------
                                    INSURANCE - 0.4 %
                                    INSURANCE BROKERS - 0.4%
    200,000     BB/Baa3             Ohio Casualty Corp., 5.0%, 3/19/22                     $    184,750
                                                                                           ------------
                                    TOTAL INSURANCE                                        $    184,750
                                                                                           ------------
                                    SOFTWARE AND SERVICES - 5.7%
                                    INTERNET SOFTWARE & SERVICES - 5.7%
  1,000,000     B-/NR               Adaptec Inc., 3.0%, 3/5/07 (144A)                      $    807,500
  1,940,000     CCC+/Caa1           Aspen Technology, 5.25%, 6/15/05                            965,150
    200,000     NR/NR               Mentor Graphics, 6.875%, 6/15/07 (144A)                     161,750
    680,000     NR/NR               Radisys Corp., 5.5%, 8/15/07                                572,050
                                                                                           ------------
                                                                                           $  2,506,450
                                                                                           ------------
                                    TOTAL SOFTWARE AND SERVICES                            $  2,506,450
                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                S&P/MOODY'S
  PRINCIPAL     RATINGS
     AMOUNT     (UNAUDITED)                                                                       VALUE
                                    TECHNOLOGY HARDWARE AND DEVELOPMENT - 12.7%
                                    COMPUTER HARDWARE - 0.8%
 $  500,000     NR/NR               Veeco Instruments Inc., 4.125%, 12/21/08               $    363,125
                                                                                           ------------
                                    COMPUTER STORAGE & PERIPHERALS - 1.6%
    800,000     B+/B2               Quantum Corp., 7.0%, 8/1/04                            $    708,000
                                                                                           ------------
                                    SEMICONDUCTOR EQUIPMENT - 5.2%
    700,000     B-/NR               Advanced Energy Industries Inc., 5.25%, 11/15/06       $    544,250
    200,000     NR/NR               Axcelis Technologies Inc., 4.25%, 1/15/07                   157,750
    700,000     NR/NR               Brooks Automation, 4.75%, 6/1/08                            512,750
    200,000     B-/NR               Cymer Inc., 3.5%, 2/15/09                                   196,000
  1,900,000     NR/NR               Emcore Corp., 5.0%, 5/15/06                                 895,375
                                                                                           ------------
                                                                                           $  2,306,125
                                                                                           ------------
                                    SEMICONDUCTORS - 4.9%
  1,825,000     CCC+/NR             Conexant Systems Inc., 4.0%, 2/1/07                    $    841,781
    400,000     B-/B3               Cypress Semiconductor, 4.0%, 2/1/05                         333,500
    100,000     B/B1                Cypress Semiconductor, 3.75%, 7/1/05                         79,750
  1,155,000     B-/NR               Triquint Semiconductor Inc., 4.0%, 3/1/07                   893,681
                                                                                           ------------
                                                                                           $  2,148,712
                                                                                           ------------
                                    TELECOMMUNICATIONS EQUIPMENT - 0.2%
    450,000     CCC+/Caa            DDI Corp., 5.25%, 3/1/08                               $     82,125
                                                                                           ------------
                                    TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                $  5,608,087
                                                                                           ------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $24,440,548)                                     $ 22,633,552
                                                                                           ------------
                                    CORPORATE BONDS - 37.0%
                                    ENERGY - 2.8%
                                    OIL & GAS DRILLING - 1.2%
    200,000     BB-/Ba3             Grant Prideco Escrow, 9.0%, 12/15/09 (144A)            $    208,000
    300,000     B+/B1               Parker Drilling Co., 10.125%, 11/15/09                      309,000
                                                                                           ------------
                                                                                           $    517,000
                                                                                           ------------
                                    OIL & GAS EXPLORATION & PRODUCTION - 0.2%
    100,000     B/B2                Nuevo Energy Co., 9.375%, 10/1/10                      $    102,500
                                                                                           ------------
                                    OIL & GAS REFINING & MARKETING - 1.4%
    400,000     B/B3                Tesoro Escrow Corp., 9.625%, 4/1/12 (144A)             $    260,000
    500,000     B/B3                Tesoro Petroleum Corp., 9.625%, 11/1/08                     340,000
                                                                                           ------------
                                                                                           $    600,000
                                                                                           ------------
                                    TOTAL ENERGY                                           $  1,219,500
                                                                                           ------------
                                    MATERIALS - 4.1%
                                    PAPER PRODUCTS - 1.4%
    600,000     B+/B2               Fibermark Inc., 10.75%, 4/15/11                        $    606,000
                                                                                           ------------
                                    SPECIALTY CHEMICALS - 1.4%
     200000     BB+/Ba2             Nova Chemicals Corp., 7.4%, 4/1/09                     $    183,000
    500,000     BB+/Baa3            Polyone Corp., 8.875%, 5/1/12 (144A)                        425,000
                                                                                           ------------
                                                                                           $    608,000
                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                S&P/MOODY'S
  PRINCIPAL     RATINGS
     AMOUNT     (UNAUDITED)                                                                       VALUE
                                    METAL & GLASS CONTAINERS - 1.3%
 $  586,000     BB/Ba2              Ball Corp., 6.875%, 12/15/12                           $    588,930
                                                                                           ------------
                                    TOTAL MATERIALS                                        $  1,802,930
                                                                                           ------------
                                    CAPITAL GOODS - 8.1%
                                    BUILDING PRODUCTS - 3.1%
    850,000     B/B2                NCI Building Systems Inc., 9.25%, 5/1/09               $    865,937
    500,000     BB-/Ba2             Sanmina Corp., 10.375%, 1/15/10 (144A)                      505,000
                                                                                           ------------
                                                                                           $  1,370,937
                                                                                           ------------
                                    INDUSTRIAL MACHINERY - 5.0%
    700,000     B+/B2               Intermet Corp., 9.75%, 6/15/09                         $    630,000
    900,000     BB+/Ba2             JLG Industies Inc., 8.375%                                  747,000
    500,000     B+/B2               Manitowoc Company, Inc., 10.5%, 8/1/12                      518,750
    317,000     BB-/Ba3             SPX Corp., 7.5%, 1/1/13                                     321,359
                                                                                           ------------
                                                                                           $  2,217,109
                                                                                           ------------
                                    TOTAL CAPITAL GOODS                                    $  3,588,046
                                                                                           ------------
                                    TRANSPORTATION - 1.6%
                                    AIR FREIGHT & COURIERS - 1.2%
    500,000     BB-/B1              Petroleum Helicopters, 9.375%, 5/1/09                  $    525,625
                                                                                           ------------
                                    MARINE - 0.4%
    200,000     B/B2                Trico Marine Services, 8.875%, 5/15/12                 $    185,000
                                                                                           ------------
                                    TOTAL TRANSPORTATION                                   $    710,625
                                                                                           ------------
                                    AUTOMOBILES & COMPONENTS - 0.9%
                                    AUTO PARTS & EQUIPMENT - 0.9%
    500,000     BB+/Ba2             Cummins Inc., 7.125%, 3/1/28                           $    410,000
                                                                                           ------------
                                    TOTAL AUTOMOBILES & COMPONENTS                         $    410,000
                                                                                           ------------
                                    CONSUMER DURABLES & APPAREL - 2.1%
                                    HOMEBUILDING - 2.1%
    500,000     BB/Ba2              Breazer Homes USA, 8.625%, 5/15/11                     $    515,000
    400,000     BB/Ba2              Breazer Homes USA, 8.375%, 4/15/12                          412,000
                                                                                           ------------
                                                                                           $    927,000
                                                                                           ------------
                                    TOTAL CONSUMER DURABLES & APPAREL                      $    927,000
                                                                                           ------------
                                    HOTELS, RESTAURANTS, & LEISURE - 3.0%
                                    HOTELS - 3.0%
  1,500,000     B/B1                Meristar Hospitality, 9.125%, 1/15/11                  $  1,305,000
                                                                                           ------------
                                    TOTAL HOTELS, RESTAURANTS, & LEISURE                   $  1,305,000
                                                                                           ------------
                                    RETAILING - 5.1%
                                    DEPARTMENT STORES - 2.5%
  1,500,000     BBB-/Ba3            J.C. Penney Co. Inc., 7.625%, 3/1/97                   $  1,110,000
                                                                                           ------------
                                    DISTRIBUTORS - 2.6%
  1,400,000     B/B3                Wesco Distribution Inc., 9.125%, 6/1/08                $  1,120,000
                                                                                           ------------
                                    TOTAL RETAILING                                        $  2,230,000
                                                                                           ------------
                                    HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
                                    HEALTH CARE DISTRIBUTORS & SERVICES - 1.3%
    700,000     BB/Ba3              Healthsouth Corp, 7.625%, 6/1/12                       $    577,500
                                                                                           ------------
                                    TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                 $    577,500
                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                S&P/MOODY'S
  PRINCIPAL     RATINGS
     AMOUNT     (UNAUDITED)                                                                       VALUE
                                    DIVERSIFIED FINANCIALS - 1.7%
                                    DIVERSIFIED FINANCIAL SERVICES - 1.7%
 $  735,000     BB-/Ba3             Forest City Enterprises, 8.5%, 3/15/08                 $    735,000
                                                                                           ------------
                                    TOTAL DIVERSIFIED FINANCIALS                           $    735,000
                                                                                           ------------
                                    REAL ESTATE - 4.8%
                                    REAL ESTATE MANAGEMENT & DEVELOPMENT- 3.1%
  1,300,000     B+/Ba3              Crescent Real Estate, 9.25%, 4/15/09                   $  1,355,250
                                                                                           ------------
                                    REAL ESTATE INVESTMENT TRUSTS - 1.7%
    750,000     B-/B3               BF Saul Real Estate Investment Trust, 9.75%, 4/1/08    $    744,371
                                                                                           ------------
                                    TOTAL REAL ESTATE                                      $  2,099,621
                                                                                           ------------
                                    TECHNOLOGY HARDWARE & DEVELOPMENT - 1.5%
                                    ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
    300,000     BB-/Ba2             Ingram Micro Inc., 9.875%, 8/15/08                     $    316,500
                                                                                           ------------
                                    TELECOMMUNICATIONS EQUIPMENT - 0.9%
    850,000     B-/Caa1             Lucent Technologies Inc., 6.45%, 3/15/29               $    373,900
                                                                                           ------------
                                    TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                $    690,400
                                                                                           ------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $17,258,554)                                     $ 16,295,622
                                                                                           ------------
                                    TOTAL INVESTMENT IN SECURITIES
                                    (Cost $44,764,051)                                     $ 41,272,987
                                                                                           ------------
                                    TEMPORARY CASH INVESTMENT - 6.3%
                                    SECURITY LENDING COLLATERAL - 6.3%
  2,759,100                         Securities Lending Investment Fund, 1.33%              $  2,759,100
                                                                                           ------------
                                    TOTAL TEMPORARY CASH INVESTMENT
                                    (Cost $2,759,100)                                      $  2,759,100
                                                                                           ------------
                                    TOTAL INVESTMENT IN SECURITIES AND
                                    TEMPORARY CASH INVESTMENT - 100.0%
                                    (Cost $47,523,151)                                     $ 44,032,087
                                                                                           ============

144A Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2002, the value of these securities amounted to $3,054,390 or 7.40% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                               5/1/01
                                                                              YEAR ENDED         TO
                                                                               12/31/02       12/31/01
Net asset value, beginning of period                                          $    10.33      $  10.51
                                                                              ----------      --------
Increase (decrease) from investment operations:
   Net investment income                                                      $     0.80      $   0.60
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                              (1.05)        (0.07)
                                                                              ----------      --------
    Net increase (decrease) from investment operations                        $    (0.25)     $   0.53
Distributions to shareowners:
   Net investment income                                                           (0.80)        (0.60)
   Net realized gain                                                                   -         (0.11)
                                                                              ----------      --------
Net increase (decrease) in net asset value                                    $    (1.05)     $  (0.18)
                                                                              ----------      --------
Net asset value, end of period                                                $     9.28      $  10.33
                                                                              ==========      ========
Total return*                                                                      (2.42)%        5.39%
Ratio of net expenses to average net assets                                         1.82%         1.39%**
Ratio of net investment income to average net assets                                8.67%         8.94%**
Portfolio turnover rate                                                               42%           36%**
Net assets, end of period (in thousands)                                      $      228      $     28
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                     1.82%         1.50%**
   Net investment income (loss)                                                     8.67%         8.83%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEET 12/31/02

                                                                       PIONEER
                                                                      HIGH YIELD
                                                                    VCT PORTFOLIO
ASSETS:
  Investment in securities, at value and temporary cash
   investments, at amortized cost (cost $47,523,151)                $  44,032,087
  Receivables -
   Fund shares sold                                                        78,388
   Dividends, interest, tax reclaims and foreign taxes withheld           702,544
                                                                    -------------
      Total assets                                                  $  44,813,019
                                                                    -------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                          $          35
   Dividends                                                                  464
   Upon return of securities loaned                                     2,759,100
  Due to bank                                                             650,492
  Due to affiliates                                                        29,044
  Accrued expenses                                                         35,304
  Other                                                                        59
                                                                    -------------
      Total liabilities                                             $   3,474,498
                                                                    -------------
NET ASSETS:
  Paid-in capital                                                   $  45,525,325
  Distributions in excess of net investment income                           (465)
  Accumulated net realized loss                                          (691,179)
  Net unrealized gain (loss) on:
   Investments                                                         (3,491,064)
                                                                    -------------
      Total net assets                                              $  41,338,521
                                                                    -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                       $  41,110,669
  Shares outstanding                                                    4,433,418
                                                                    =============
   Net asset value per share                                        $        9.27
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                       $     227,852
  Shares outstanding                                                       24,558
                                                                    =============
   Net asset value per share                                        $        9.28

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                         PIONEER
                                                                       HIGH YIELD
                                                                      VCT PORTFOLIO

                                                                      YEAR ENDED
                                                                       12/31/02
INVESTMENT INCOME:
  Dividends                                                           $     203,627
  Interest                                                                3,713,033
  Income on securities loaned, net                                            2,230
                                                                      -------------
      Total investment income                                         $   3,918,890
                                                                      -------------
EXPENSES:
  Management fees                                                     $     244,531
  Transfer agent fees                                                         2,623
  Distribution fees (Class II)                                                  506
  Administrative fees                                                        37,500
  Custodian fees                                                             19,745
  Professional fees                                                          32,402
  Printing                                                                   42,829
  Fees and expenses of nonaffiliated trustees                                 2,543
  Miscellaneous                                                               3,180
                                                                      -------------
     Total expenses                                                   $     385,859
                                                                      -------------
        Net investment income (loss)                                  $   3,533,031
                                                                      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain (loss) from investments                           $    (323,145)
                                                                      -------------
  Change in net unrealized gain or loss from investments              $  (3,825,540)
                                                                      -------------
  Net gain (loss) on investments                                      $  (4,148,685)
                                                                      =============
  Net increase (decrease) in net assets resulting from operations     $    (615,654)
                                                                      =============

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   PIONEER
                                                                  HIGH YIELD
                                                                VCT PORTFOLIO

                                                            YEAR                YEAR
                                                            ENDED              ENDED
                                                          12/31/02            12/31/01
FROM OPERATIONS:
Net investment income (loss)                            $  3,533,031       $  1,620,299
Net realized gain (loss) on investments                     (323,145)          (368,034)
Change in net unrealized gain or loss
   on investments                                         (3,825,540)           834,812
                                                        ------------       ------------
     Net increase (decrease) in net assets
       resulting from operations                        $   (615,654)      $  2,087,077
                                                        ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                              $ (3,519,047)      $ (1,620,134)
   Class II                                                  (17,625)              (454)
Net realized gain
   Class I                                                         -           (155,896)
   Class II                                                        -                (22)
                                                        ------------       ------------
     Total distributions to shareowners                 $ (3,536,672)      $ (1,776,506)
                                                        ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 23,512,319       $ 32,396,616
Reinvestment of distributions                              3,490,787          1,726,779
Cost of shares repurchased                               (13,871,749)        (8,923,031)
                                                        ------------       ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions             13,131,357         25,200,364
                                                        ------------       ------------
     Net increase (decrease) in net assets              $  8,979,031       $ 25,510,935
                                                        ------------       ------------
NET ASSETS:
Beginning of year                                         32,359,490          6,848,555
                                                        ------------       ------------
End of year                                             $ 41,338,521       $ 32,359,490
                                                        ============       ============
Accumulated undistributed (Distributions in excess of)
   net investment income, end of year                   $       (465)      $      1,128
                                                        ============       ============

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio)
     (Formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio)
     (liquidated as of close of business on January 24, 2003)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     (formerly Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of High Yield Portfolio is to maximize total return through a combination of income and capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

   In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of December 31, 2002, the Portfolio had no open portfolio hedges or outstanding forward currency settlement contracts.

D. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2002, the no such taxes were paid.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2002, High Yield VCT Portfolio had a capital loss carryforward of $631,431 which will expire between 2009 and 2010 if not utilized.

   The Portfolio elected to defer $59,748 of capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

   At December 31, 2002, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                               ACCUMULATED NET           ACCUMULATED
                                 INVESTMENT            REALIZED GAIN/
PORTFOLIO                       INCOME / LOSS               LOSS            PAID IN CAPITAL
-------------------------------------------------------------------------------------------
High Yield Portfolio             $   2,048                 $    -            $   (2,048)

   The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2002 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2002. These amounts do not include the capital loss carryforwards detailed above.

                                                    PIONEER
                                                   HIGH YIELD
                                                 VCT PORTFOLIO
                                             2002             2001
----------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                           $  3,536,672     $ 1,776,506
Long- Term capital gain                              -               -
                                          ----------------------------
                                          $  3,536,672     $ 1,776,506
Return of capital                                    -               -
                                          ----------------------------
  Total distributions                     $  3,536,672     $ 1,776,506
                                          ----------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income             $          -     $     1,128
Undistributed long-term gain                         -               -
Unrealized appreciation/depreciation        (3,491,064)        331,667
                                          ----------------------------
  Total                                   $ (3,491,064)    $   332,795
                                          ============================

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,020,781 in commissions on the sale of trust shares for the year ended December 31, 2002. All Dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at year end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian. As of December 31, 2002, the Portfolio loaned securities having a fair value of $2,696,658 and received collateral of $2,759,100.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolios' average daily net assets. PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for the Portfolio to the extent necessary to limit expenses of Class I shares to 1.25% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2002, $27,881 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,111 in transfer agent fees payable to PIMSS at December 31, 2002.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $52 payable to PFD at December 31, 2002.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                      GROSS                GROSS         NET APPRECIATION/
                                TAX COST          APPRECIATION         DEPRECIATION       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
High Yield Portfolio           $ 49,091,465         $ 194,268          $ (2,124,309)       $ (1,930,041)

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2002, were $28,022,909 and 15,440,711, respectively.

7. CAPITAL SHARES

At December 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '02 SHARES       '02 AMOUNT        '01 SHARES       '01 AMOUNT
------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
CLASS I:
Shares sold                            2,364,432      $  23,267,135       3,144,707       $ 32,339,947
Reinvestment of distributions            358,882          3,473,162         168,774          1,726,302
Shares repurchased                    (1,419,950)       (13,834,156)       (880,558)        (8,893,253)
                                      ----------------------------------------------------------------
  Net increase                         1,303,364      $  12,906,141       2,432,923       $ 25,172,996
                                      ================================================================
CLASS II:
Shares sold                               24,056      $     245,184           5,650       $     56,669
Reinvestment of distributions              1,833             17,625              47                477
Shares repurchased                        (4,051)           (37,593)         (2,977)           (29,778)
                                      ----------------------------------------------------------------
  Net increase                            21,838      $     225,216           2,720       $     27,368
                                      ================================================================

8. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Trust. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Trust for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Trust, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER HIGH YIELD VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER HIGH YIELD VCT PORTFOLIO:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer High Yield VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the Trust) as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the period then ended were audited by other auditors who have ceased operations and whose report dated February 8, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio Pioneer Variable Contracts Trust at
December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                               Ernst & Young LLP

Boston, Massachusetts
February 10, 2003

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The fund's statement of additional information provides more detailed information regarding the fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                            POSITION HELD             TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS       WITH THE FUND             OF SERVICE                  DURING PAST FIVE YEARS     HELD BY THIS TRUSTEE
John F. Cogan, Jr. (76)*    Chairman of the Board,    Trustee since 1994. Serves  Deputy Chairman and a      Director of Harbor
                            Trustee and President     until retirement or         Director of Pioneer        Global Company, Ltd.
                                                      removal.                    Global Asset Management
                                                                                  S.p.A. ("PGAM");
                                                                                  Non-Executive Chairman
                                                                                  and a Director of
                                                                                  Pioneer Investment
                                                                                  Management USA
                                                                                  Inc. ("PIM-USA");
                                                                                  Chairman and a Director
                                                                                  of Pioneer and the
                                                                                  various Momentum Funds;
                                                                                  Director, Pioneer
                                                                                  Alternative
                                                                                  Investments; Director
                                                                                  and Chairman of the
                                                                                  Supervisory Board of
                                                                                  Pioneer Czech
                                                                                  Investment
                                                                                  Company, a.s.; President
                                                                                  of all of the Pioneer
                                                                                  Funds; and Of Counsel
                                                                                  (since 2000, partner
                                                                                  prior to 2000),Hale and
                                                                                  Dorr LLP (counsel to
                                                                                  PIM-USA and the Pioneer
                                                                                  Funds)

Daniel T. Geraci (45)**     Trustee and Executive     Trustee since               Director and CEO-US of     None
                            Vice President            October, 2001. Serves until PGAM since
                                                      retirement or removal.      November 2001;
                                                                                  Director, Chief
                                                                                  Executive Officer and
                                                                                  Vice President
                                                                                  President of PIM-USA
                                                                                  since October 2001;
                                                                                  Director of Pioneer
                                                                                  Investment Management
                                                                                  Shareholder
                                                                                  Services, Inc. ("PIMSS")
                                                                                  since October 2001;
                                                                                  President and a
                                                                                  Director of Pioneer and
                                                                                  Pioneer Funds
                                                                                  Distributor, Inc. ("PFD")
                                                                                  (Chairman) since
                                                                                  October 2001; Executive
                                                                                  Vice President of all
                                                                                  of the Pioneer Funds
                                                                                  since October 2001;
                                                                                  President of Fidelity
                                                                                  Private Wealth
                                                                                  Management Group from
                                                                                  2000 through
                                                                                  October 2001; and
                                                                                  Executive Vice
                                                                                  President-Distribution
                                                                                  and Marketing of
                                                                                  Fidelity Investments
                                                                                  Institutional Services
                                                                                  and Fidelity
                                                                                  Investments Canada
                                                                                  Ltd. prior to 2000

*Mr.Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

**Mr.Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

INDEPENDENT TRUSTEES

                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE FUND  OF SERVICE                  DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
Mary K. Bush (54)           Trustee       Trustee since               President, Bush International    Director and/or Trustee of
3509 Woodbine Street,                     September, 2000. Serves     (international financial         Brady Corporation (industrial
Chevy Chase, MD 20815                     until retirement or         advisory firm)                   identification and specialty
                                          removal.                                                     coated material products
                                                                                                       manufacturer), Mortgage
                                                                                                       Guaranty Insurance
                                                                                                       Corporation, R. J. Reynolds
                                                                                                       Tobacco
                                                                                                       Holdings, Inc. (tobacco) and
                                                                                                       Student Loan Marketing
                                                                                                       Association (secondary
                                                                                                       marketing of student loans)

Richard H. Egdahl, M.D.    Trustee        Trustee since 1995. Serves  Alexander Graham Bell            None
(76) Boston University                    until retirement or         Professor of Health Care
Healthcare                                removal.                    Entrepreneurship, Boston
Entrepreneurship Program,                                             University; Professor of
53 Bay State Road,                                                    Management, Boston University
Boston, MA 02215                                                      School of Management;
                                                                      Professor of Public
                                                                      Health, Boston University
                                                                      School of Public Health;
                                                                      Professor of Surgery, Boston
                                                                      University School of
                                                                      Medicine; and University
                                                                      Professor, Boston University

Margaret B. W. Graham (55) Trustee        Trustee since September,    Founding Director, The           None
1001 Sherbrooke                           2000. Serves until          Winthrop
Street West,                              retirement or removal.      Group, Inc. (consulting firm);
Montreal, Quebec, Canada                                              Professor of
                                                                      Management, Faculty of
                                                                      Management, McGill University

Marguerite A. Piret (54)   Trustee        Trustee since 1995. Serves  President and Chief Executive    None
One Boston Place,                         until retirement or         Officer, Newbury, Piret&
28th Floor,                               removal.                    Company, Inc.
Boston, MA 02108                                                      (investment banking firm)

Stephen K. West (74)       Trustee        Trustee since 1999. Serves  Senior Counsel, Sullivan &       Director, The Swiss Helvetia
125 Broad Street,                         until retirement or         Cromwell (law firm)              Fund, Inc. (closed-end
New York, NY 10004                        removal.                                                     investment company) and
                                                                                                       AMVESCAP PLC (investment
                                                                                                       managers)

John Winthrop (66)         Trustee        Trustee since September,    President, John Winthrop &       None
One North Adgers Wharf,                   2002.                       Co., Inc.
Charleston, SC 29401                      Serves until retirement     (private investment firm)
                                          or removal.

FUND OFFICERS

                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE FUND  OF SERVICE                  DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
Joseph P. Barri (56)       Secretary      Since 1994. Serves at the   Partner, Hale and Dorr LLP;      None
                                          discretion of Board         Secretary of all of the
                                                                      Pioneer Funds

Dorothy E. Bourassa (55)   Assistant      Since November, 2000.       Secretary of PIM-USA; Senior     None
                           Secretary      Serves at the discretion    Vice President-Legal of
                                          of Board                    Pioneer; and Secretary/Clerk
                                                                      of most of PIM-USA's
                                                                      subsidiaries since
                                                                      October2000; Assistant
                                                                      Secretary of all of the
                                                                      Pioneer Funds since
                                                                      November 2000; Senior
                                                                      Counsel, Assistant Vice
                                                                      President and Director of
                                                                      Compliance of PIM-USA from
                                                                      April 1998 through
                                                                      October 2000; Vice President
                                                                      and Assistant General
                                                                      Counsel, First Union
                                                                      Corporation from December 1996
                                                                      through March 1998

Vincent Nave (57)          Treasurer      Since November, 2000.       Vice President-Fund              None
                                          Serves at the discretion    Accounting, Administration and
                                          of Board                    Custody Services of Pioneer
                                                                      (Manager from September 1996
                                                                      to February 1999); and
                                                                      Treasurer of all of the
                                                                      Pioneer Funds (Assistant
                                                                      Treasurer from June 1999 to
                                                                      November 2000)

Luis I. Presutti (37)      Assistant      Since November, 2000.       Assistant Vice President-Fund    None
                           Treasurer      Serves at the discretion    Accounting, Administration and
                                          of Board                    Custody Services of Pioneer
                                                                      (Fund Accounting Manager from
                                                                      1994 to 1999); and Assistant
                                                                      Treasurer of all of the
                                                                      Pioneer Funds since
                                                                      November 2000

Gary Sullivan (44)         Assistant      Since May, 2002. Serves at  Fund Accounting Manager-Fund     None
                           Treasurer      the discretion of Board     Accounting, Administration
                                                                      and Custody Services of
                                                                      Pioneer; and Assistant
                                                                      Treasurer of all of the
                                                                      Pioneer Funds since May 2002

Alan Janson (31)           Assistant      Since July, 2002. Serves at Manager, Valuation Risk and      None
                           Treasurer      the discretion of Board     Information Technology-Fund
                                                                      Accounting, Administration
                                                                      and Custody Services of
                                                                      Pioneer since March 2002; and
                                                                      Assistant Treasurer of all of
                                                                      the Pioneer Funds since July
                                                                      2002. Manager, Valuation Risk
                                                                      and Performance Reporting of
                                                                      Pioneer from June 2000 to
                                                                      February 2002; Member of
                                                                      Pioneer Pricing Group from
                                                                      1996 to 2000 (promoted to
                                                                      Manager in 1998)

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   12728-00-0203